Exhibit 10.2

Howard Lake #12-9
Lease No. 762100

ASSIGNMENT OF WORKING INTEREST

This Assignment made this 7th day of September from PETROLEUM DEVELOPMENT CORPORATION, a Nevada Corporation, (herein called "Assignor") to PDC 2004C, Limited Partnership, (herein called "Assignee");

WITNESSETH

Assignor, for the sum of One Dollar ($1.00) and other valuable consideration, the receipt of which is hereby acknowledged, does by these presents GRANT, BARGAIN, SELL, EXCHANGE, CONVEY, ASSIGN, TRANSFER, SET OVER and DELIVER unto Assignee all of the following:

1.  The specific undivided interest shown in Exhibit A in respect of each of the oil and gas leases shown in Exhibit A, but only to the extent such leases cover lands and depths necessary for production of the specific oil and gas well identified in Exhibit A, This is intended to be a "wellbore assignment." Assignee shall be entitled to receive that share of production from the well identified in Exhibit A which is attributable to the undivided interest here being assigned, but the Assignee shall have, as a result of this Assignment, no interest whatsoever in any other oil and gas well, whether now existing or hereafter drilled, which may be located on the lands described in Exhibit A or on any land pooled therewith. Assignor expressly excepts from this Assignment and reserves to itself, Its successors and assigns, the remainder of the lease and the leasehold oil and gas estate, including (without limitation) the right to produce other wells which are or may be located on the lands described in Exhibit A and lands pooled therewith, without the obligation to account to Assignee for any such other production.

2.  The specific undivided interest shown in Exhibit A in all valid unitization, pooling, operating and communitization agreements, declarations and orders involving the leasehold interests here being assigned, but only to the extent that such agreements, declarations and orders relate to the well specifically identified In Exhibit A and in all other respects limited to the manner as set forth in Paragraph 1, above.

3.  The specific undivided interest shown in Exhibit A In all valid oil and gas sales, purchase, exchange and processing contracts, but only to the extent that such contracts relate to the well specifically identified in Exhibit A and in all other respects limited in the manner set forth in Paragraph 1, above.

4.  The specific undivided interest shown in Exhibit A in all personal property, improvements, lease and well equipment, easements, permits, licenses, servitudes and rights-of-way now owned by Assignor and being used in connection with the operation of the well specifically identified in Exhibit A or in connection with the production, treating, storing, transportation or marketing of oil, gas and other minerals from that well, but In all respects limited in the manner set forth in Paragraph 1, above.

TO HAVE AND TO HOLD the interests described unto Assignee, its successors and assigns, forever.

This Assignment is made without warranties of any type (whether of title, merchantability or fitness for a particular use), either express or Implied, but is made with full substitution of Assignee in all covenants and warranties previously given or made by others, but only to the extent of the interests here assigned. Assignor does, however, expressly intend that this Assignment convey any title that Assignor may hereafter acquire to the extent that such after-acquired title may be necessary to fulfill the interests herein assigned.

Assignee shall bear its proportionate share of all burdens on production now of record and hereby assumes its proportionate share of all other obligations that relate to the well specifically identified in Exhibit A and the production therefrom.

Both Assignor and Assignee hereby agree to execute and deliver such additional instruments notices, division orders, transfer orders and other documents as may reasonably be requested by the other, and to do such other acts and things, as may be necessary or convenient to accomplish this Assignment in the manner and to the extent described in Paragraph 1, above.

Howard Lake #12-9
Lease No. 762100

IN WITNESS WHEREOF, Petroleum Development Corporation has executed and delivered this instrument, with the intention that it shall be effective as of the date of first production from the well specifically identified in Exhibit A.

PETROLEUM DEVELOPMENT CORPORATION
A Nevada Corporation

BY:	/s/ William D. Gainor
William D. Gainor Land
Manager

STATE OF WEST VIRGINIA	)
	)	TO-WIT:
COUNTY OF HARRISON	)

The foregoing instrument was acknowledged before me this 16th day of September 2004 by William D. Gainor, Land Manager of Petroleum Development Corporation, a Nevada Corporation, for and on behalf of the Corporation. He executed the foregoing for the purposes therein contained.

OFFICIAL SEAL	/s/ Rita A. Clark
Note Public. State of West Virginia	Rita A. Clark
RITA A. CLARK	Notary Public -	State of West Virginia
Petroleum Development Corporation		County of Harrison
103 East Main Street. Box 26	My commission expires: June 2, 2009
Bridgeport, WV 26330
My commission expires June 2, 2009

This Instrument was prepared by:

Petroleum Development Corporation
103 East Main Street
P. O. Box 26
Bridgeport, WV 26330
Ph: 1-800-624-3821 or 304-842-6256

Howard Lake 12-9
Lease No. 762100

AMENDMENT TO
ASSIGNMENT OF WORKING INTEREST

THIS AMENDMENT TO ASSIGNMENT OF WORKING INTEREST is made March 8, 2006 between Petroleum Development Corporation, a Nevada corporation, and PDC 2004-C Limited Partnership, a West Virginia limited partnership whose address is P. O. Box 26, Bridgeport, West Virginia 26330.

1.    Background. By this instrument, the parties correct and amend the Assignment of Working Interest (the "Original Assignment"), dated September 7, 2004 and recorded as Instrument No, 3282449 in the real property records of Weld County, Colorado.

2.     Amendment. Petroleum Development Corporation and PDC 2004-C Limited Partnership hereby amend the Original Assignment by deleting in its entirety the Exhibit A that is attached to the Original. Assignment and replacing it with the Exhibit A that is attached to this instrument. All other provisions of the Original Assignment are unchanged.

3.     Effective Date. The parties intend that this amendment be deemed effective at the effective date of the Original Assignment, just as if the Exhibit A that is attached to this instrument had originally been attached to the Original Assignment.

IN WITNESS WHEREOF, this instrument has been executed by the parties.

PDC 2004-C LIMITED PARTNERSHIP

By:	Petroleum Development Corporation

By:	Ersel E. Morgan
Ersel E. Morgan, Jr. as Vice President

STATE OF WEST VIRGINIA	§
	§	ss.
COUNTY OF HARRISON	§

The foregoing instrument was acknowledged before me this 5th day of April, 2006, by Ersel E. Morgan, as Vice President of Petroleum Development Corporation, the Managing General Partner of PDC 2004-C Limited Partnership, a West Virginia limited partnership.

Witness my hand and official seal.

OFFICIAL SEAL	/s/ Rita A. Clark
Note Public. State of West Virginia	Rita A. Clark
RITA A. CLARK	Harrison County West Virginia
Petroleum Development Corporation	My commission expires: June 2, 2009
103 East Main Street. Box 26
Bridgeport, WV 26330
My commission expires June 2, 2009

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2004-C LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Howard Lake 12-9	Anadarko E & P Co., LP and Anadarko Land Corp.	09-21-2004	3243321	T6N; R64W Sec. 9: SW4NW4	Weld	Colorado	0.87345125	762100

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2004-C LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Wells Ranch 14-15	Anadarko E & P Co., LP and Anadarko Land Corp.	10-07-2004	3243367	T6N, R63W Sec. 15: SW4SW4	Weld	Colorado	0.87345125	765800

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2004-C LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Cornish 11-3	Anadarko E & P Co., LP and Anadarko Land Corp.	10-13-2004	3243322	T6N, R63W Sec. 3: NW4NW4	Weld	Colorado	0.87345125	765500

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2004-C LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Erickson 34-4	William E. Erickson	02-10-2004	3173745	T6N, R64W Sec. 4: SW4SE4	Weld	Colorado	0.99823	745900

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2004-C LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Christiansen 34-7	Anadarko E & P Co., Inc. and Anadarko Land Corp	10-15-2004	3243320	T6N, R63W Sec. 7: SW4SE4	Weld	Colorado	0.87345125	765300

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2004-C LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Lawley 31-4	Shirley Lawley, et ux	07-06-2004	3208265	T6N, R64W Sec. 4: NW4NE4	Weld	Colorado	0.99823	763700
	Jack O. Skjoldage, et vir	07-22-2004	3217731	T6N, R64W Sec. 4: PO W2NE4				766400
	Louise Jane Todd	05-27-2004	3195097					759900
	David A. Barrell	05-27-2004	3192850					759200
	Margaret K. Look	06-02-2004	3201749					760900
	Warren L. Look	09-01-2004	3228245					773500
	NTB of Florida, N.A. Trustees of the J. Logan Look Trust FBO Linda Eastman	09-01-2004	3228246					773400

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2004-C LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Cecil 13-1	Anadarko E & P Co., Inc. and Anadarko Land Corp.	10-26-2004	3243324	T6N, R64W Sec. 1: NW4SW4	Weld	Colorado	0.87345125	765600

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2004-C LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Lawley 32-4	Shirley Lawley, et ux	07-06-2004	3208265	T6N, R64W Sec. 4: SE4SE4	Weld	Colorado	0.99823	763600
	Jack O. Skjoldage, et vir	07-22-2004	3217731	T6N, R64W Sec. 4: PO W2NE4				766400
	Louise Jane Todd	05-27-2004	3195097					759900
	David A. Barrell	05-27-2004	3192850					759200
	Margaret K. Look	06-02-2004	3201749					760900
	Warren L. Look	09-01-2004	3228245					773500
	NTB of Florida, N A. Trustees of the J, Logan Look Trust FBO Linda Eastman	09-01-2004	3228246					773400

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2004-C LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Harper 43-27	Anadarko E & P Co., Inc. and Anadarko Land Corp.	11-01-2004	3258645	T7N, R65W Sec. 27: NESE	Weld	Colorado	0.87345125	763300

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2004-C LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Lawley 44-4D	Sherry Lawley	07-06-2004	3208264	T6N, R64W Sec. 4: SE4SE4	Weld	Colorado	0.99823	763600

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2004-C LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Lang 11-35	Anadarko E & P Co., Inc. and Anadarko Land Corp.	11-08-2004	3260970	T7N, R65W Sec. 35: NW4NW4	Weld	Colorado	0.87345125	763200

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2004-C LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Heinze 44-29	Anadarko E & P Co., Inc. and Anadarko Land Corp.	11-18-2004	3274299	T7N, R64W Sec. 29: SESE	Weld	Colorado	0.87345125	765700

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2004-C LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST .	LEASE NO.
Phinney 33-10	Myron A. Phinney, et ux	05-10-2004	3189023	T6N, R64W Sec. 10: NW4SE4	Weld	CO	0.99823	758700
	Walter James Henderson, III, Randy Lee Henderson and Rick Mark Henderson, Successor Co-Trustees of the Walter J. & Isobelle I. Henderson Trust	05-14-2004	3201750					761100
	David Neil Bloomquist, et ux	07-22-2004	3208262					763400

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2004-C LIMTTED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Phinney 44-10	Walter James Henderson III, Randy Lee Henderson & Rick Mark Henderson, Successor Co-Trustees of the Walter J. & Isobelle L Henderson Trust	05-14-2004	3201751	T6N, R64W Sec. 10: SE4SE4	Weld	Colorado	0.99823	761200
	Francine H. Nealy	05-18-04	3201745	T6N, R64W Sec. 10: PO S2SE4				760800
	Edward A. White	05-14-04	3189022	T6N, R64W Sec. 10: PO S2SE4				758600
	Jessie White	05-14-04	3192848	TOM, R64W Sec. 10: PO S2SE4				759000

EXHIBIT "A"
PDC 2004-C LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Richter 43-27	Anadarko E & P Co., LP and Anadarko Land Corp.	09-14-2004	3243365	T7N, R64W Sec. 27: NESE	Weld	CO	0.3450	764200

EXHIBIT "A"
PDC 2004-C LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Richter 44-27	Anadarko E & P Co., LP and Anadarko Land Corp.	09-14-2004	3243365	T7N, R64W Sec. 27: SESE	Weld	CO	0.3450	764200

Chevron-Texaco #33C-12D
Lease No. 691500

ASSIGNMENT OF WORKING INTEREST

This Assignment made this 19th day of April 2004 from PETROLEUM DEVELOPMENT CORPORATION, a Nevada Corporation, (herein called "Assignor") to PDC 2004C, Limited Partnership, (herein called "Assignee");

WITNESSETH

Assignor, for the sum of One Dollar ($1.00) and other valuable consideration, the receipt of which is hereby acknowledged, does by these presents GRANT, BARGAIN, SELL, EXCHANGE, CONVEY, ASSIGN, TRANSFER, SET OVER and DELIVER unto Assignee all of the following:

1.  The specific undivided interest shown in Exhibit A in respect of each of the oil and gas leases shown in Exhibit A, but only to the extent such leases cover lands and depths necessary for production of the specific oil and gas well identified In Exhibit A. This is intended to be a "wellbore assignment." Assignee shall be entitled to receive that share of production from the well identified in Exhibit A which is attributable to the undivided interest here being assigned, but the Assignee shall have, as a result of this Assignment, no interest whatsoever in any other oil and gas well, whether now existing or hereafter drilled, which may be located on the lands described in Exhibit A or on any land pooled therewith. Assignor expressly excepts from this Assignment and reserves to itself, its successors and assigns, the remainder of the lease and the leasehold oil and gas estate, including (without limitation) the right to produce other wells which are or may be located on the lands described in Exhibit A and lands pooled therewith, without the obligation to account to Assignee for any such other production.

2.  The specific undivided interest shown in Exhibit A in all valid unitization, pooling, operating and communitization agreements, declarations and orders involving the leasehold interests here being assigned, but only to the extent that such agreements, declarations and orders relate to the well specifically identified in Exhibit A and in all other respects limited to the manner as set forth in Paragraph 1, above.

3.  The specific undivided interest shown in Exhibit A in all valid oil and gas sales, purchase, exchange and processing contracts, but only to the extent that such contracts relate to the well specifically identified in Exhibit A and in all other respects limited in the manner set forth in Paragraph 1, above.

4.  The specific undivided interest shown in Exhibit A in all personal property, improvements, lease and well equipment, easements, permits, licenses, servitudes and rights-of-way now owned by Assignor and being used in connection with the operation of the well specifically identified in Exhibit A or in connection with the production treating, storing, transportation or marketing of oil, gas and other minerals from that well, but in all respects limited in the manner set forth in Paragraph 1, above.

TO HAVE AND TO HOLD the interests described unto Assignee, its successors and assigns, forever.

This Assignment Is made without warranties of any type (whether of title, merchantability or fitness for a particular use), either express or Implied, but is made with full substitution of Assignee in all covenants and warranties previously given or made by others, but only to the extent of the interests here assigned. Assignor does, however, expressly intend that this Assignment convey any title that Assignor may hereafter acquire to the extent that such after-acquired title may be necessary to fulfill the interests herein assigned.

Assignee shall bear its proportionate share of all burdens on production now of record and hereby assumes its proportionate share of all other obligations that relate to the well specifically identified in Exhibit A and the production therefrom.

Both Assignor and Assignee hereby agree to execute and deliver such additional instruments, notices, division orders, transfer orders and other documents as may reasonably be requested by the other, and to do such other acts and things, as may be necessary or convenient to accomplish this Assignment in the manner and to the extent described in Paragraph 1, above.

Chevron-Texaco #33C-12D
Lease No. 691500

IN WITNESS WHEREOF, Petroleum Development Corporation has executed and delivered this instrument, with the intention that it shall be effective as of the date of first production from the well specifically identified In Exhibit A.

PETROLEUM DEVELOPMENT CORPORATION
A Nevada Corporation

BY:	/s/ William D. Gainor
William D. Gainor
Land Manager

STATE OF WEST VIRGINIA	)
	)	TO-WIT:
COUNTY OF HARRISON	)

The foregoing instrument was acknowledged before me this 13th day of October 2004 by William D. Gainor, Land Manager of Petroleum Development Corporation, a Nevada Corporation, for and on behalf of the Corporation. He executed the foregoing for the purposes therein contained.

OFFICIAL SEAL	/s/ Rita A. Clark
Note Public. State of West Virginia	Rita A. Clark
RITA A. CLARK	Notary Public -	State West Virginia
Petroleum Development Corporation		County of Harrison
103 East Main Street. Box 26	My commission expires: June 2, 2009
Bridgeport, WV 26330
My commission expires June 2, 2009

This Instrument was prepared by:

Petroleum Development Corporation
103 East Main Street
P.O. Box26
Bridgeport, WV 26330
Ph: 1-800-624-3821 or 304-842-6256

AMENDMENT TO ASSIGNMENT OF WORKING INTEREST

THIS AMENDMENT TO ASSIGNMENT OF WORKING INTEREST is made March 8, 2006 between Petroleum. Development Corporation, a Nevada corporation, and PDC 2004-C Limited Partnership, a West Virginia limited partnership whose address is P. O. Box 26, Bridgeport, West Virginia 26330.

1.     Background. By this instrument, the parties correct and amend the Assignment of Working Interest (the "Original Assignment"), dated April 19, 2004 and recorded as Instrument No. 673354 in the real property records of Garfield County, Colorado.

2.     Amendment. Petroleum Development Corporation and PDC 2004-C Limited Partnership hereby amend the Original Assignment by deleting in its entirety the Exhibit A that is attached to the Original Assign: lent and replacing it with the Exhibit A that is attached to this instrument. All other provisions of the Original Assignment are unchanged.

3.     Effective Date. The parties intend that this amendment be deemed effective at the effective date of the Original Assignment, just as if the Exhibit A that is attached to this instrument had originally been attached to the Original Assignment,

IN WITNESS WHEREOF, this instrument has been executed by the parties.

PDC 2004-C LIMITED PARTNERSHIP

By:	Petroleum Development Corporation

By:	/s/ Ersel E. Morgan
Ersel E. Morgan, Jr. as Vice President

STATE OF WEST VIRGINIA	§
	§	ss.
COUNTY OF HARRISON	§

The foregoing  instrument was acknowledged before  me  this 5th day April of 2006, by Ersel E. Morgan, as Vice President of Petroleum Development Corporation, the Managing General Partner of PDC 2004-C Limited Partnership, a West Virginia limited partnership.

Witness my hand and official seal.

OFFICIAL SEAL	/s/ Rita A. Clark
Note Public. State of West Virginia	Rita A. Clark
RITA A. CLARK	Harrison County West Virginia
Petroleum Development Corporation	My commission expires: June 2, 2009
103 East Main Street. Box 26
Bridgeport, WV 26330
My commission expires June 2, 2009

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2004-C LIMTIED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Chevron Texaco 33C-12D	Chevron USA, Inc.	11-15-2002	623088	T6S, R97W, Sec. 12: NW4SE4	Weld	Colorado	0.99823	691500

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2004-C LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Chevron Texaco 44C-12D	Chevron USA, Inc.	11-15-2002	623088	T6S, R97W, Sec. 12: SE4SE4	Garfield	Colorado	0.99823	691500

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2004-C LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Chevron Texaco 43C-12D	Chevron USA, Inc.	11-15-2002	623088	T6S, R97W, Sec. 12: NE4SE4	Garfield	Colorado	0.99823	691500

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2004-C LIMITED PARTNERSHIP

WELL NAME	LESSOR. OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Chevron 14D-17D	Chevron USA, Inc.	11-15-2002	623086	T6S, R96W Sec. 17: SW4SW4	Garfield	Colorado	0.99823	691300

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2004-C LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Chevron 14 A-17D	Chevron USA, Inc.	11-15-2002	623086	T6S, R96W Sec. 17: SW4SW4	Garfield	Colorado	0.99823	691300

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2004-C LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Chevron 12A-17D	Chevron USA, Inc.	11-15-2002	Book 1447, Page 573	T6S, R96W, Sec. 17: SWNW	Garfield	Colorado	0.99823	691300

EXHIBIT "A"
PDC 2004-C LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE # API#
Puckett #43C-25	Puckett Land Company	11-15-1999	556562	T6S, R97W, Sec. 25: NESE	Garfield	CO	0.65	636800